UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2011

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(212) 840-5666

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 30, 2011, Hampshire Group, Limited, a Delaware corporation (the “Company”) filed a Current Report on Form 8-K to report its acquisition of Rio Garment S. de R.L. (“Rio”). The instructions to Form 8-K afford a registrant 71 days after the date on which the original Form 8-K was required to be filed to amend such filing to include financial statements of Rio and pro forma financial information.  This Form 8-K/A includes Rio’s audited financial statements for the fiscal year ended December 31, 2010, unaudited financial statements for the six month periods ended July 2, 2011 and July 3, 2010, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K, and unaudited pro forma condensed combined statement of operations for the nine month periods ended October 1, 2011 and October 2, 2010. The Company’s unaudited condensed consolidated balance sheet as of October 1, 2011 includes the Company’s acquisition of Rio on August 25, 2011 and was reported on the Company’s Quarterly Report Form 10-Q, which was filed with the SEC on November 15, 2011. The Company is not preparing any additional unaudited financial statements for Rio, but intends to prepare and furnish unaudited pro forma financial information as may be required by the applicable rules and regulations under the Securities Exchange Act of 1934. This Form 8-K/A is being filed to provide such financial statements and pro forma financial information and does not make any other changes to the previously filed Form 8-K on August 30, 2011.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following information is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Audited financial statements:
Report of Independent Public Accounting Firm
Balance Sheet as of December 31, 2010
Statement of Operations for the year ended December 31, 2010
Statement of Changes in Equity for the year ended December 31, 2010
Statement of Cash Flows for the year ended December 31, 2010
Notes to financial statements
Unaudited financial statements:
Unaudited Condensed Balance Sheet as of July 2, 2011
Unaudited Condensed Statement of Operations for the six months ended July 2, 2011 and July 3, 2010
Unaudited Condensed Consolidated Statement of Cash Flows for the six months ended July 2, 2011 and July 3, 2010
Notes to unaudited financial statements

(b)	Pro Forma Financial Information.

The following information is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Statements of Operations:
Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 1, 2011 and October 2, 2010
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010
Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(d)	Exhibits.

23.1	Consent of Ernst & Young Honduras, S. de R.L. de C.V., Independent Auditors

99.1
Audited financial statements of Rio Garment, S. de R.L as of December 31, 2010 and unaudited financial statements of Rio Garment, S. de R.L as of July 2, 2011 and for the six month periods ended July 2, 2011 and July 3, 2010

99.2	Unaudited pro forma condensed combined statements of operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Maura M. Langley
Name: Maura M. Langley
Title: Vice-President and Chief Financial Officer

Date: November 30, 2011